NOTE PAYABLE (Tables)	6 Months Ended
Aug. 31, 2015
Note Payable Tables
Fair value measurements
	Note Payable	Discount	Voluntary Exchange Feature	Note Payable, Net
February 28, 2015 balance	$-	$-	$-	$-
Issuance of Note	1,200,000	(483,676)	227,740	944,064
Amortization of debt discount	-	29,883	-	29,883
Change in value	-	-	3,134	3,134
August 31, 2015 balance	$1,200,000	$(453,793)	$230,874	$977,081